UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 24, 2013
(Date of earliest event reported)

SCIO DIAMOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  333-166786

Nevada	27-0971332
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

411 University Ridge Suite D

Greenville, SC  29601

(Address of principal executive offices, including zip code)

(864) 346-2733
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2013, Stephen D. Kelley notified the Board of Directors of Scio Diamond Technology Corporation (the “Company”) of his resignation, effective on January 24, 2013.  The Company is currently considering various alternatives in its search for Mr. Kelley’s replacement; however, as of the date of this report a decision on this matter has not been made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION

By:	/s/ Edward S. Adams
Name:	Edward S. Adams
Title:	Chairman of the Board of Directors

Date:  January 25, 2013